Exhibit 10.19

                          SECURITIES PURCHASE AGREEMENT

      THIS SECURITIES PURCHASE AGREEMENT (this "Agreement") is made this 8th day of November, 2004, by and between GeneThera, Inc. ("Seller") with an address at 3930 Youngfield Street, Wheat Ridge, CO 80033 and G. Gekko Enterprises ("Purchaser") with an address at Edificio Colon, Piso 8 Oficina 84, Pase Colon San Jose, Costa Rica.

                                R E C I T A L S:

      Purchaser desires to purchase 175,000 shares of the Common Stock (the "Shares") from Seller pursuant to the terms of this Agreement.

      NOW, THEREFORE, in consideration of the foregoing and the mutual promises of the parties, the parties hereto, intending to be legally bound, hereby agree as follows:

            1. PURCHASE AND SALE OF COMMON STOCK.

                  a. Purchase Price. The Purchaser hereby agrees to purchase the Shares for $1.4285 per share for an aggregate purchase price of $250,000 (the "Purchase Price"). The Shares shall be issued in the name of G. Gekko Enterprises.

                  b. Form of Payment. On the Closing Date (as defined below),
(i) the Purchaser shall pay the purchase price for the Common Stock to be transferred and sold to it at the closing.

                  c. Closing Date. The date and time of the transaction pursuant to this Agreement (the "Closing Date") shall be the date the money is received by Seller

            2. PURCHASER' REPRESENTATIONS AND WARRANTIES. The Purchaser represents and warrants to the Seller solely as to such Purchaser that:

                  a. Investment Purpose. As of the date hereof, the Purchaser is purchasing the Common Stock for its own account.

                  b. Accredited Investor Status. The Purchaser is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D (an "Accredited Investor").

                  c. Authorization; Enforcement. This Agreement has been duly and validly authorized. This Agreement has been duly executed and delivered on behalf of the Purchaser, and this Agreement constitutes a valid and binding agreement of the Purchaser enforceable in accordance with their terms.


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            3. REPRESENTATIONS AND WARRANTIES OF THE SELLER. The Seller
represents and warrants to the Purchaser that:

                  a. Residency. The Seller is a Corporation, with full power and authority to enter into this Agreement.

                  b. Authorization; Enforcement. (i) The Seller has all requisite power and authority to enter into and perform this Agreement and to consummate the transactions contemplated hereby and thereby and to transfer the Shares, in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement by the Seller and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized and no further consent or authorization of the Seller is required, (iii) this Agreement has been duly executed and delivered by the Seller by its authorized representative, and such authorized representative is the true and official representative with authority to sign this Agreement and the other documents executed in connection herewith and bind the Seller accordingly, and (iv) this Agreement constitutes, and upon execution and delivery by the Seller of the Common Stock, each of such instruments will constitute, a legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms.

                  c. Transfer of Shares. The Shares are duly authorized for transfer and will be validly transferred, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances with respect to the transfer thereof. The represents and warrants that the sale and re-sale of the Shares have been registered under the 1933 Act and any applicable state securities laws, and the Shares may be freely sold or transferred.

                  d. Ownership. The Shares are held and owned, beneficially and of record, by Seller free and clear of all liens and Seller is free to sell the Shares to Purchaser. Seller has the sole power and authority to sell the Shares.

                  e. Governmental Authorizations. Seller is not required to obtain authorization, approval, consent, or order of, or make a registration or filing, with the SEC, any court or other governmental body in connection with the execution and delivery by Seller of this Agreement and the consummation by Seller of the transactions contemplated hereby.

                  f. No Misrepresentations. None of the information contained in the representations and warranties of Seller set forth in this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein not misleading.

                  g. No Conflicts. The execution, delivery and performance of this Agreement by the Seller and the consummation by the Seller of the transactions contemplated hereby and thereby will not (i) conflict with or result in a violation of or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of


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time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument to which the Seller is a party, or (ii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Seller is subject) applicable to the Seller or by which any property or asset of the Seller is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect).

                  h. SEC Documents. The Seller has filed all reports, schedules, forms, statements and other documents required to be filed by him.

                  i. Disclosure. No event or circumstance has occurred or exists with respect to the Seller or their business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Seller but which has not been so publicly announced or disclosed.

                  j. No Brokers. The Seller has taken no action which would give rise to any claim by any person for brokerage commissions, transaction fees or similar payments relating to this Agreement or the transactions contemplated hereby.

            4. GOVERNING LAW; MISCELLANEOUS.

                  a. Governing Law. THIS AGREEMENT SHALL BE ENFORCED, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF COLORADO APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS. THE PARTIES HERETO HEREBY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES FEDERAL COURTS LOCATED IN NEW YORK, NEW YORK WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS AGREEMENT, THE AGREEMENTS ENTERED INTO IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. BOTH PARTIES IRREVOCABLY WAIVE THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH SUIT OR PROCEEDING. BOTH PARTIES FURTHER AGREE THAT SERVICE OF PROCESS UPON A PARTY MAILED BY FIRST CLASS MAIL SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON THE PARTY IN ANY SUCH SUIT OR


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PROCEEDING. NOTHING HEREIN SHALL AFFECT EITHER PARTY'S RIGHT TO SERVE PROCESS IN
ANY OTHER MANNER PERMITTED BY LAW. BOTH PARTIES AGREE THAT A FINAL
NON-APPEALABLE JUDGMENT IN ANY SUCH SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON SUCH JUDGMENT OR IN ANY OTHER LAWFUL MANNER. THE PARTY WHICH DOES NOT PREVAIL IN ANY DISPUTE ARISING UNDER
THIS AGREEMENT SHALL BE RESPONSIBLE FOR ALL FEES AND EXPENSES, INCLUDING ATTORNEYS' FEES, INCURRED BY THE PREVAILING PARTY IN CONNECTION WITH SUCH DISPUTE.

                  b. Counterparts; Signatures by Facsimile. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

                  c. Headings. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

                  d. Severability. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

                  e. Entire Agreement; Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Seller nor the Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

                  f. Notices. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile and shall be effective five days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by facsimile, in each case addressed to a party. The addresses for such communications shall be:

                   If to the Seller:

                            Address:  3930 Youngfield Street
                            Address: Wheat Ridge, CO 80033
                            Telephone: 303-463-6371
                            Facsimile: 303-463-6377


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      If to the Purchaser: To the address set forth immediately below such
Purchaser's name on the signature pages hereto.

      Each party shall provide notice to the other party of any change in address.

                  g. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Seller nor any Purchaser shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other. Notwithstanding the foregoing, any Purchaser may assign its rights hereunder to any person that purchases the Shares in a private transaction from a Purchaser or to any of its "affiliates," as that term is defined under the 1934 Act, without the consent of the Seller.

                  h. Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

                  i. Survival. The representations and warranties of the Seller and the agreements and covenants shall survive the closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of the Purchaser. The Seller agrees to indemnify and hold harmless the Purchaser and all their officers, directors, employees and agents for loss or damage arising as a result of or related to any breach or alleged breach by the Seller of any of its representations, warranties and covenants set forth in Section 3 this Agreement.

                  j. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                  k. No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

                  l. Remedies. The Seller acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Purchaser by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Seller acknowledges that the remedy at law for a breach of its obligations under this Agreement will be inadequate and agrees, in the event of a breach or threatened breach by the Seller of the provisions of this Agreement, that the Purchaser shall be entitled, in addition to all other available remedies at law or in equity, and in addition to the penalties assessable


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herein, to an injunction or injunctions restraining, preventing or curing any breach of this Agreement and to enforce specifically the terms and provisions hereof, without the necessity of showing economic loss and without any bond or other security being required.

      IN WITNESS WHEREOF, the undersigned Purchaser and the Seller have caused this Agreement to be duly executed as of the date first above written.

GeneThera, Inc.  - SELLER


/s/ Antonio Milici
--------------------------------



G. Gekko Enterprises - PURCHASER

/s/ John Blount
--------------------------------



ADDRESS: Edificio Colon, Piso 8
Oficina 84, Pase Colon
San Jose, Costa Rica

Tel:     +800-315-4269
Fax:     +(305) 675-0432




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